WESTCORE TRUST

                      Westcore International Frontier Fund
                       Westcore International Select Fund
                             Westcore Blue Chip Fund

       Supplement dated April 4, 2002 to Prospectus dated October 1, 2001

THIS SUPPLEMENT IS TO BE USED WITH THE PROSPECTUS DATED OCTOBER 1, 2001. THIS SUPPLEMENT, TOGETHER WITH THE SUPPLEMENT DATED DECEMBER 1, 2001 AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-392-CORE (2673) OR DOWNLOAD A COPY FROM THE INTERNET AT WWW.WESTCORE.COM.

Effective April 16, 2002, the following information replaces the fifth paragraph on page 63 in the section titled "Investment Personnel."

ADAM D. SCHOR, CFA, a Vice President of Denver Investment Advisors, is responsible for the day-to-day co-management of the Westcore International Frontier Fund and the Westcore International Select Fund effective April 16, 2002. Mr. Schor has been the portfolio manager for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Prior to joining Denver Investment Advisors, Mr. Schor worked for Bee & Associates (currently a division of Denver Investment Advisors), beginning in 1997. He became Chief Investment Officer in August 1999. From 1993 to 1997, Mr. Schor worked at Harris Associates, where he covered various geographic regions for the Oakmark International Fund. He also co-managed the Oakmark International Small-Cap Fund and the Growth Fund of Israel. His educational background includes a Masters of Finance from the University of Wisconsin Graduate School of Business.

KEVIN P. BECK, CFA, a Vice President of Denver Investment Advisors, is responsible for the day-to-day co-management of the Westcore International Frontier Fund and the Westcore International Select Fund effective April 16, 2002. Mr. Beck has been a research analyst for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Prior to joining Denver Investment Advisors, Mr. Beck worked for Robert Fleming, Inc. as a Senior Latin America Equity Analyst, beginning in 1998. From 1996 to 1998, Mr. Beck worked as an Equity Analyst at American Family Insurance. His educational background includes a Masters of Finance from the University of Wisconsin Graduate School of Business.

Effective June 3, 2002, the following information replaces the second paragraph on page 64 in the section titled "Investment Personnel."

MARK M. ADELMANN, CFA, CPA, a Vice President of Denver Investment Advisors, is responsible for the day-to-day management of the Westcore Blue Chip Fund effective June 3, 2002. Mr. Adelmann has been a research analyst with the Value Strategies Group at Denver Investment Advisors since 1995. Prior to joining Denver Investment Advisors he worked with Deloitte & Touche for 15 years in auditing and financial reporting. His educational background includes a B.S. from Oral Roberts University.

Funds Distributed by ALPS Distributors, Inc.                               WC181